PROXY

                             THE PRESLEY COMPANIES

                   Special Meeting - Friday, November 5, 1999

     The undersigned appoints Nancy M. Harlan and Linda L. Foster, and each of them, proxies, with power of substitution, to vote all shares which the undersigned is entitled to vote at the Special Meeting of Stockholders of The Presley Companies called to be held at the Company's office, 19 Corporate Plaza, Newport Beach, California, on Friday, November 5, 1999, at 6:30a.m. local time, and at any adjournments or postponements thereof.

              The Board of Directors Recommends Voting FOR Item 1

                   (Continued and to be signed on other side)



--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                         YOUR VOTE IS IMPORTANT TO US.
                        PLEASE SIGN AND DATE YOUR PROXY
                        ON THE REVERSE SIDE OF THIS CARD.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE PRESLEY
                                   COMPANIES
                                                             Please mark
                                                             your votes as   [X]
                                                             indicated in
                                                             this example.

      PLEASE SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES BELOW.
        IF NO DESIGNATION IS MADE, YOUR PROXY WILL BE VOTED FOR ITEM 1.
              THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR ITEM 1.

                                                 FOR     AGAINST   ABSTAIN
ITEM 1. CERTIFICATE OF OWNERSHIP AND MERGER      [ ]       [ ]       [ ]     By executing this proxy, the undersigned hereby
                                                                             authorizes the proxy holders to vote upon such other
                                                                             business as may properly come before the meeting or
                                                                             at any adjournments or postponements thereof, as to
                                                                             which the undersigned hereby confers discretionary
                                                                             authority upon said proxies.

                                                I PLAN TO ATTEND THE MEETING [ ]

                                     PLEASE SIGN, DATE AND RETURN PROMPTLY
                                             IN THE ENCLOSED ENVELOPE.
                                  NO POSTAGE IS REQUIRED IF MAILED IN THE U.S.A.

Signature ____________________________ Signature __________________________ Dated: _______________, 1999

IMPORTANT: Please sign exactly as name or names appear hereon. If signed as executor, trustee or other fiduciary, give your full title as such.

--------------------------------------------------------------------------------
                             *FOLD AND DETACH HERE*


                                      THE
                                    PRESLEY
                                   COMPANIES


                  EVEN IF YOU PLAN TO JOIN US AT THE MEETING,
                                     PLEASE
                       SIGN, DATE, AND RETURN YOUR PROXY
                    IN THE ENCLOSED, POSTAGE-PAID ENVELOPE.
                                   THANK YOU